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Exhibit 10.7


THIS NOTE AND THE COMMON STOCK OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (the "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THIS NOTE AND THE COMMON STOCK OF THE COMPANY MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER CONCURRED IN BY COUNSEL FOR THE COMPANY THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.



                                   PENGE CORP.
                                 PROMISSORY NOTE

$                                                   Issue Date: --------

--------

FOR VALUE RECEIVED, Penge Corp., a Delaware corporation (the "Company"), hereby
promises to pay to the order of                (the "Holder") in lawful money of
the United States at the address of the Holder set forth below, the principal
amount                Dollars ($         ), with simple interest at the rate of
twenty four percent (24.0%) per annum.


Interest will be calculated on a 365-day year for the actual number of days elapsed and shall commence on the Issue Date and continue on the outstanding principal until paid in full as provided below.

l. PURCHASE TERMS. This note (the "Note") is issued pursuant to the terms outlined below

         o        The note is a      month note.
                               ------
         o        The note carries a balloon payment of principal and interest
                  on the     of           , 2006
                        -----   ----------
         o        [COLLATERAL PROVISION].

2. MATURITY DATE. The entire outstanding principal balance of this Note, and any unpaid accrued interest, shall be due and payable in full on the __ of ____________. 2006 unless prepaid by the Holder prior to the Maturity Date pursuant to the terms of this Note.

3. PAYMENT. All amounts payable hereunder shall be paid by the Company in immediately available and freely transferable funds at the place designated by the Holder to the Company for such payment.

4. SUCCESSORS AND ASSIGNS. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.

5. SEVERABILITY. If any provision of the Note is held to be illegal, invalid or unenforceable under any present or future law, then: (i) such provision, or any portion thereof, shall be fully severable; (ii) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (iii) the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal. invalid or unenforceable provision or its severance from this Note; and (iv) in lieu of such illegal, invalid or unenforceable provision there will automatically be added as a part of this Note a legal, valid and enforceable provision on terms as substantially similar as possible to the terms of the illegal, invalid or unenforceable provision.

6. AMENDMENT. This Note and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

7. GOVERNING LAW. The terms of this Note shall be construed in accordance with the Laws of the State of Texas as applied to contracts entered into by Texas residents within the State of Texas, which contracts are to be performed entirely within the State of Texas.

8. NOTICE. Any notice or other communication provided for under this Note shall be in writing and shall be sent by (a) personal delivery, (b) registered or certified mail (return receipt requested) or (c) nationally recognized overnight courier service, to Company or to the Purchaser at their respective addresses set forth on the signature pages of the Agreement. A notice or other communication shall be deemed to have been duly received (a) if personally delivered, on the date of such delivery, (b) if mailed, on the date set forth on the signed return receipt or (c) if delivered by overnight courier, on the date of actual delivery (as evidenced by the receipt of the overnight courier service).


IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.



PENGE CORPORATION

By:
    -----------------

Name:    KC Holmes
Title:   President

Date:              , 2006
    ---------------


LENDER:

Signature:
           --------------------------
Name:
           --------------------------
Address:
           --------------------------
Date:
           --------------------------